                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

         Filed by the Registrant _X_
         Filed by a Party other than the Registrant ___

         Check the appropriate box:

         ___   Preliminary Proxy Statement    ___  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2)

         _X_   Definitive Proxy Statement
         ___   Definitive Additional Materials
         ___   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ANDOVER BANCORP, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter

--------------------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
         _X_   No fee required
         ___   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
         ___ Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
         ___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule of Registration Statement no.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------

ANDOVER BANCORP, INC.



61 MAIN STREET
ANDOVER, MASSACHUSETTS 01810
(978) 749-2000

                                                              March 19, 1999

DEAR SHAREHOLDER:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Andover Bancorp, Inc. ("Andover" or the "Company") to be held on Thursday, April 29, 1999, at 10:00 a.m., at the Andover Town House, 20 Main Street, Andover, Massachusetts. Parking for the Annual Meeting is available in Andover's parking lot which is located across the street from the Andover Town House.

         The Annual Meeting has been called for the purpose of electing three Class III Directors for a three-year term; ratifying the appointment of KPMG Peat Marwick LLP as Andover's independent auditors for 1999; and considering and voting upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

         The Board of Directors of Andover (the "Andover Board") has fixed the close of business on March 8, 1999, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

         The Andover Board recommends that shareholders vote FOR the election of its three nominees as Class III Directors and FOR the ratification of the appointment of KPMG Peat Marwick LLP as Andover's independent auditors.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU CAN ALSO VOTE OVER THE INTERNET OR BY TELEPHONE USING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED OVER THE INTERNET OR BY TELEPHONE.

                                            Very truly yours,



                                            /s/ Gerald T. Mulligan
                                            ------------------------
                                            Gerald T. Mulligan
                                            President and
                                            Chief Executive Officer

                              ANDOVER BANCORP, INC.
                                 61 MAIN STREET
                                ANDOVER, MA 01810
                            TELEPHONE: (978) 749-2000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Andover Bancorp, Inc., a Delaware corporation ("Andover" or the "Company") will be held at the Andover Town House, 20 Main Street, Andover, Massachusetts at 10:00 a.m. on Thursday, April 29, 1999 (together with all adjournments and postponements thereof, the "Annual Meeting"), for the following purposes:

         1. To elect three Class III Directors, each for a three-year term to serve until the 2002 annual meeting of shareholders and until his successor is duly elected and qualified;

         2. To ratify the appointment of KPMG Peat Marwick LLP as Andover's independent auditors for the fiscal year ending December 31, 1999; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors of Andover (the "Andover Board") has fixed the close of business on March 8, 1999, as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of shares of common stock, par value $0.10 per share, of Andover of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

         A list of the shareholders entitled to vote at the Annual Meeting shall be available at 61 Main Street, Andover, Massachusetts for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for a period of 10 days prior to the Annual Meeting.

                                        By order of the Board of Directors


                                        /s/ Cynthia J. Milne
                                        --------------------------
                                        Cynthia J. Milne
                                        Secretary

Andover, Massachusetts
March 19, 1999

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE OVER THE INTERNET OR BY TELEPHONE. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN IF YOU HAVE PREVIOUSLY EXECUTED YOUR PROXY.

                              ANDOVER BANCORP, INC.
                                 61 MAIN STREET
                                ANDOVER, MA 01810
                            TELEPHONE: (978) 749-2000

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 29, 1999

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Andover Bancorp, Inc. ("Andover" or the "Company") for the Annual Meeting of Shareholders of Andover to be held at the Andover Town House, 20 Main Street, Andover, Massachusetts at 10:00 a.m. on Thursday, April 29, 1999, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about March 19, 1999.

         At the Annual Meeting, the shareholders of Andover will be asked to consider and vote upon the following matters:

         1. To elect three Class III Directors, each for a three-year term to continue until the 2002 Annual Meeting of Shareholders and until his successor is duly elected and qualified;

         2. To ratify the appointment of KPMG Peat Marwick LLP as Andover's independent auditors for the fiscal year ending December 31, 1999; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments of postponements thereof.

         The Board of Directors of Andover (the "Andover Board") has fixed the close of business on March 8, 1999, as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 6,523,212 shares of Andover's common stock, par value $0.10 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each holder of Common Stock outstanding on the Record Date will be entitled to one vote, for each share of Common Stock held, on each matter voted upon at the Annual Meeting. Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.

         The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, (i) Directors will be elected by a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors, and (ii) the appointment of KPMG Peat Marwick LLP as Andover's independent auditors for the fiscal year ending December 31, 1999, will be ratified by a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

         Andover intends to count (i) shares of Common Stock for which proxies or ballots have been received but with respect to which holders of shares have abstained on any matter and (ii) broker non-votes as present at the Annual Meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because such broker or other nominee does not have discretionary voting power as to the proposal and has not received voting instructions from the beneficial owner.

         With respect to the election of Directors, votes may only be cast in favor of or withheld from the nominee; there is no ability to abstain. Accordingly, all shares of Common Stock represented by proxy that withhold authority to vote for a particular nominee or nominees and all broker non-votes will have no effect on the results of the vote for the election of Directors. With respect to the proposal relating to the ratification of the Company's independent auditors, abstentions will have the same effect as votes against the proposal while broker non-votes will have no effect on the results of the vote.

         Shareholders of Andover are requested to complete, date, sign and return the accompanying form of proxy in the enclosed envelope. This year shareholders also have a choice of voting over the Internet or by using a toll-free telephone number. The telephone and Internet voting procedures are designed to authenticate the votes cast by use of a personal identification number. The procedure allows shareholders to appoint a proxy to vote their shares and to confirm their instructions have been properly recorded. Specific instructions to be followed are set forth in the enclosed proxy card. Shares represented by proxies will be voted as shareholders direct. Proxies that contain no directions to the contrary will be voted FOR the election of the three nominees of the Board of Directors to serve as Class III Directors of Andover and FOR ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year. At the time of preparation of this Proxy Statement, the Board of Directors of Andover knew of no other matters to be presented for action at the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card will have the authority to vote the shares of Common Stock represented by such proxy card in their discretion on any such matter.

         Any properly completed proxy (including an Internet or telephone vote) may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by notifying the Secretary of Andover (61 Main Street, Andover, Massachusetts 01810) in writing prior to the Annual Meeting or orally at the Annual Meeting before the proxy is voted. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

         The cost of soliciting proxies will be borne by Andover. Solicitation of proxies will be made primarily by mail, although the Directors, officers and certain employees of Andover or Andover Bank, a wholly-owned subsidiary of Andover ("Andover Bank") may also solicit proxies personally or by telephone, telegraph or other means without special compensation for such activities. Andover will also request persons, banks, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials and obtain proxies from such beneficial owners. Andover will reimburse such holders for their reasonable expenses. Andover has also retained Kissel-Blake, Inc., a proxy soliciting firm, to assist in solicitation of proxies at a fee estimated to be approximately $3,000, plus reimbursement of certain out-of-pocket expenses.

                          ANNUAL REPORT TO SHAREHOLDERS

         Andover's Annual Report for the fiscal year ended December 31, 1998 is enclosed. The Annual Report is not a part of the proxy soliciting materials.

                                   PROPOSAL 1
                         ELECTION OF CLASS III DIRECTORS

         The Andover Board is comprised of seven members divided into three classes, with the Directors in each class serving a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at the annual meeting of shareholders for that year.

         At the Annual Meeting, three Class III Directors are to be elected for a three-year term to serve until the 2002 annual meeting of shareholders and until their successors are duly elected and qualified. The Andover Board has nominated Clifford E. Elias, Gerald T. Mulligan and Fred P. Shaheen to serve as Class III Directors (the "Nominees"). Each of the Nominees is currently serving as a Director of Andover. Unless authority to do so has been withheld or limited in a proxy, it is the intention of the persons named as proxies to vote the shares to which the proxy relates FOR the election of the Nominees to the Andover Board. Certain information with respect to the Nominees is shown below under "Information Regarding Directors".

         The Andover Board anticipates that each of the Nominees will stand for election and will serve, if elected, as a Director. However, if any person nominated by the Andover Board fails to stand for election or is unable to accept election, proxies not marked to the contrary will be voted for the election of such other person or persons as the Andover Board may recommend.

VOTE REQUIRED FOR APPROVAL

         A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a Nominee as a Director of the Company.

         THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE ELECTION OF THE THREE NOMINEES AS DIRECTORS OF THE COMPANY.

                         INFORMATION REGARDING DIRECTORS

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company held 12 meetings during 1998. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings held by the Andover Board and the total number of meetings held by all committees of the Andover Board on which such Director served during the period of such Director's service. Andover has three standing committees: the Audit Committee, the Nominating Committee and the Compensation and Option Committee.

         The members of the Audit Committee, a joint committee comprised of members of the Board of Directors of Andover Bank, Andover Bank NH and of the Andover Board, are Fred P. Shaheen (Chairman) and Naomi A. Gardner, members of the Andover Board, John E. Fenton, Jr. and Irving E. Rogers, III, members of the Board of Directors of Andover Bank, and John P. Bachini, a member of the Board of Directors of Andover Bank NH. The Audit Committee reviews the financial statements of Andover and the scope of the annual audit, monitors Andover's internal financial and accounting controls and recommends to the Andover Board the appointment of independent certified public accountants. The Audit Committee held four meetings in 1998.

         The members of the Compensation and Option Committee, a joint committee comprised of members of the Board of Directors of Andover Bank and of the Andover Board, are Cornelius J. McCarthy (Chairman) and Robert J. Scribner, members of the Andover Board, and Thomas F. Caffrey and Paul J. Donahue, members of the Board of Directors of Andover Bank. The Compensation and Option Committee selects the officers and other employees to whom stock options and rights under Andover's Stock Incentive Plan are granted and determines compensation for the officers and other employees of Andover. The Compensation and Option Committee held three meetings in 1998.

         The members of the Nominating Committee, a joint committee comprised of members of the Board of Directors of Andover Bank and of the Andover Board, are Clifford E. Elias (Chairman) and Naomi A. Gardner, members of the Andover Board, and Frank D. Goldstein, a member of the Board of Directors of Andover Bank. The Nominating Committee considers and recommends nominees for election as officers and Directors of Andover. The Nominating Committee held one meeting in 1998. Andover's By-laws also permit shareholders who are eligible to vote at the Annual Meeting to make nominations for Directors, if such nominations are made pursuant to timely notice in writing to the Secretary of Andover. See "Shareholder Proposals" for a discussion of the procedural requirements for shareholder nominations.

COMPENSATION OF DIRECTORS

         The Directors of Andover are each also Directors of Andover Bank. The Directors of Andover currently receive a fee of $6,000 annually and $600 for each Board meeting they attend. The Directors of Andover Bank receive a fee of $6,000 annually and $600 for each Board meeting they attend. Committee members of Andover and Andover Bank currently receive an additional fee of $3,000 annually and $600 for each Committee meeting they attend. The Committee Chairman receives an additional fee of $1,000 annually. Directors who are also salaried employees of Andover or Andover Bank do not receive any separate compensation for services as a Director of Andover or Andover Bank.

         Each member of the Board of Directors of the Company or any of its subsidiaries who is not an employee of the Company or any of its subsidiaries is eligible to participate in the Director's Deferred Compensation Plan whereby members can defer all or a portion of his or her Director's fees until the Director ceases to be a member of such Board of Directors for any reason whatsoever. Under the Director's Deferred Compensation Plan, each Director may choose either to receive interest credits to his account equivalent to the interest yield on Andover Bank's 36-month deposits or to direct the deemed investment of his deferred compensation account in stock units equivalent in value to Common Stock of the Company and receive distribution in shares of Common Stock of the Company.

         Set forth below is certain information regarding the Directors of the Company, including the three Class III Directors who have been nominated to the Board, based on information furnished by them to the Company.

NAME AND POSITION                                                      DIRECTOR/OFFICER
   WITH ANDOVER                                                  AGE       SINCE (1)
-----------------                                                ---   ----------------
(Nominees for Class III term to Expire in 2002)
Clifford E. Elias................................................68          1983
  Director
Gerald T. Mulligan...............................................53          1991
  Director, President and Chief Executive Officer
Fred P. Shaheen..................................................55          1983
  Director
 (Continuing Directors - Class I Term to Expire in 2000)
Thomas F. Caffrey................................................59          1983
  Director
Cornelius J. McCarthy............................................62          1983
  Director
 (Continuing Directors - Class II Term to Expire in 2001)
Naomi A. Gardner.................................................57          1983
  Director
Robert J. Scribner...............................................70          1975
  Director

(1) Each of the Nominees and Continuing Directors, with the exception of Mr. Mulligan, Mr. Shaheen and Mrs. Gardner, who were elected by the Board of Directors in 1991, 1994, and 1992, respectively, has served as a Director of Andover since its formation in February 1987. The dates indicated include service as a Director of Andover Bank, including service prior to the formation of Andover and as a Trustee of Andover Bank prior to its conversion from mutual to stock form of ownership in May 1986. All of the Nominees and Continuing Directors have served as Directors or Trustees of Andover Bank since the dates indicated above, and continue to serve as Directors of Andover Bank at the present time.

         The principal occupation and business experience during at least the last five years for each Continuing Director and Nominee follows:

         Thomas F. Caffrey is an attorney in private practice in Lawrence, Massachusetts.

         Clifford E. Elias is Professor of Law at Suffolk University, Boston, Massachusetts and General Counsel of Holy Family Hospital, Methuen, Massachusetts.

         Naomi A. Gardner is the Director of Public Relations for Northeast Rehabilitation Hospital in Salem, New Hampshire.

         Cornelius J. McCarthy is President of C.J. McCarthy Insurance Agency, Inc., Wilmington, Massachusetts.

         Gerald T. Mulligan is President and Chief Executive Officer of Andover and Andover Bank.

         Robert J. Scribner was Executive Vice President, Secretary and Director of Merrimack Mutual Fire Insurance Co., Cambridge Mutual Fire Insurance Co. and Bay State Insurance Co., Andover, Massachusetts, until his retirement.

         Fred P. Shaheen is the Treasurer of Shaheen Brothers, Inc., Amesbury, Massachusetts.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

         The names and ages of the four highest paid executive officers of the Company and the Chief Executive Officer (the "Named Executive Officers") and the principal occupation and business experience during the last five years for each are set forth below.

NAME                                      AGE                            POSITION
----                                      ---                            --------

Gerald T. Mulligan........................53                  President and Chief Executive Officer

John R. Heerwagen.........................48                  Senior Vice President

Michael J. Ecker..........................47                  Senior Vice President

Joseph F. Casey...........................38                  Chief Financial Officer and Treasurer

Raymond P. Smith..........................50                  Senior Vice President

         Gerald T. Mulligan is President and Chief Executive Officer of Andover and Andover Bank, a position he has held since joining Andover and Andover Bank in 1991.

         John R. Heerwagen is Senior Vice President - Retail Banking of Andover Bank, a position he has held since joining Andover Bank in September, 1991. He was elected Senior Vice President of Andover in December, 1993.

         Michael J. Ecker is Senior Vice President - Special Assets Group and Construction Lending of Andover and Andover Bank, a position he has held since October, 1995. Mr. Ecker joined Andover Bank as Vice President - Special Assets Group in July, 1991, and was elected as a Senior Vice President of Andover Bank in 1992 and Senior Vice President of Andover in 1993.

         Joseph F. Casey is Chief Financial Officer and Treasurer of Andover and Andover Bank, a position he has held since 1991. Mr. Casey is a certified public accountant.

         Raymond P. Smith is Senior Vice President - Corporate Banking of Andover and Andover Bank, a position he has held since joining Andover Bank in June, 1995. Mr. Smith was elected President of Andover Bank NH in September, 1995. Prior to joining Andover Bank, Mr. Smith was the Senior Vice President/Senior Lending Officer at the New Dartmouth Bank, Manchester, New Hampshire from 1991 to 1994 which has since been acquired by Shawmut National Corporation.

OTHER EXECUTIVE OFFICERS

         The following sets forth certain information, as of February 1, 1999, with respect to the principal officers of Andover and Andover Bank, other than the Named Executive Officers.

         Octavio C. Bolivar is Senior Vice President of Systems and Operations of Andover and Andover Bank, a position he has held since January, 1994. Prior to joining Andover Bank, Mr. Bolivar was Vice President--Director of Client Services at Mutual Services, Inc. from October of 1992 to January, 1994. He is 55 years of age.

         Barbara J. Conti is Senior Vice President of Human Resources of Andover Bank, a position she has held since December, 1995. She joined Andover Bank as Vice President of Human Resources in April, 1994. From 1991 until she joined Andover Bank, Ms. Conti was the Vice President/Director of Human Resources of Sterling Bank of Waltham, Massachusetts, which has since been acquired by Fleet Bank. Ms. Conti is 44 years of age.

         Gerald C. Woodworth, Jr. is Senior Vice President of Loan Operations of Andover and Andover Bank. He joined Andover Bank as Vice President of Loan Operations in April, 1986, and was elected a Senior Vice President of Andover Bank and Andover in 1988 and 1993, respectively. Mr. Woodworth is 58 years of age.

         Pursuant to Andover's By-laws, each Andover officer, including each Named Executive Officer, holds office until the regular annual meeting of the Board of Directors following the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

                             EXECUTIVE COMPENSATION

     No separate compensation is paid to the executive officers of the Company, all of whom are executive officers of Andover Bank and receive compensation as such.

I.  SUMMARY COMPENSATION TABLE

     The following table sets forth for the fiscal years ended December 31, 1998, 1997, and 1996, the cash compensation paid by Andover Bank, as well as the value of long-term compensation and other compensation, to the Named Executive Officers during 1998.

                                                                                 LONG TERM
                                                                               COMPENSATION
                                            ANNUAL COMPENSATION (1)               AWARDS
                                    --------------------------------------    --------------
NAME AND                                                                        SECURITIES            ALL OTHER
PRINCIPAL                                                                       UNDERLYING             COMPENSA-
POSITION                            YEAR          SALARY($)       BONUS($)    OPTIONS (#)(2)          TION ($)(3)
--------                            ----          ---------       --------    --------------          -----------

Gerald T. Mulligan,                 1998           342,692         60,000         11,250               9,805 (4)
President and Chief                 1997           312,692         55,000         11,250              12,435 (4)
Executive Officer of                1996           283,077         45,000         52,500  (5)         24,851 (4)
Andover and Andover Bank

John R. Heerwagen,                  1998           141,231         24,000          5,625               9,433 (6)
Senior Vice President of            1997           131,192         22,000          5,625              11,889 (6)
Andover and Andover Bank            1996           121,077         18,500         10,500              18,634 (6)

Michael J. Ecker,                   1998           127,385         32,000          5,625               9,313 (7)
Senior Vice President of            1997           119,461         30,000          5,625              11,710 (7)
Andover and Andover Bank            1996           112,692         24,000         10,500              18,464 (7)

Joseph F. Casey,                    1998           127,385         23,000          5,625               8,754 (8)
Chief Financial Officer             1997           119,154         20,000          5,625              10,782 (8)
and Treasurer of Andover            1996           108,615         15,500         10,500              19,626 (8)
and Andover Bank

Raymond P. Smith,                   1998           121,538         16,000          5,625               7,821 (9)
Senior Vice President of            1997           115,077         15,000          5,625               9,457 (9)
Andover and Andover Bank            1996           103,692          9,000         10,500               7,921 (9)

(1) The amount of perquisites did not exceed 10% of salary and bonus as to any of the Named Executive Officers.

(2) All option data for 1996 and 1997 has been adjusted to reflect a five for four stock split declared on April 23, 1998.

(3) Includes (i) Andover Bank's contributions to the tax exempt benefit plan that is qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended, and (ii) the cash value of shares of the Common Stock acquired by the Employee Stock Ownership Plan ("ESOP") and allocated to the named party. Such cash value was determined by multiplying the number of shares of Common Stock so allocated by the closing price of Common Stock as reported by the Nasdaq National Market on the date of allocation of the shares to the employees' account. Such closing prices were $31.25 at October 30, 1998, $29.40 at October 31, 1997, and $20.50 at December 31, 1996. The amount does not include the cash value of dividends declared in 1998 but paid in 1999. All ESOP data for 1996 and 1997 has been adjusted to reflect a five for four stock split declared on April 23, 1998.

(4) Includes (i) Andover Bank's contribution of $2,024, $1,910 and $1,911 in 1998, 1997 and 1996, respectively, to Mr. Mulligan's 401(k) account, and
        (ii) the cash value of 249 shares, 358 shares and 1,119 shares, allocated to Mr. Mulligan under the ESOP at October 30, 1998, October 31, 1997 and December 31, 1996, respectively.

(5) Includes an award of options to purchase 30,000 shares granted on April 25, 1996, to Mr. Mulligan in lieu of his participating in Andover's supplemental pension plan. Also includes an award of options to purchase 22,500 shares granted on April 25, 1996.

(6) Includes (i) Andover Bank's contribution of $1,652, $1,481 and $1,209 in 1998, 1997 and 1996, respectively, to Mr. Heerwagen's 401(k) account, and (ii) the cash value of 249 shares, 354 shares and 850 shares, allocated to Mr. Heerwagen under the ESOP, at October 30, 1998, October 31, 1997 and December 31, 1996, respectively.

(7) Includes (i) Andover Bank's contribution to Mr. Ecker's 401(k) account of $1,594, $1,449 and $1,367 in 1998, 1997 and 1996, respectively, and
        (ii) the cash value of 247 shares, 349 shares and 834 shares, allocated to Mr. Ecker under the ESOP, at October 30, 1998, October 31, 1997 and December 31, 1996, respectively.

(8) Includes (i) Andover Bank's contribution of $1,504, $1,345 and $1,073 in 1998, 1997 and 1996, respectively, to Mr. Casey's 401(k) account, and
        (ii) the cash value of 232 shares, 321 shares and 905 shares, allocated to Mr. Casey under the ESOP, at October 30, 1998, October 31, 1997 and December 31, 1996, respectively.

(9) Includes (i) Andover Bank's contribution of $1,133, $1,078 and $520 in 1998, 1997 and 1996, respectively, to Mr. Smith's 401(k) account, and
        (ii) the cash value of 214, 285 and 361 shares allocated to Mr. Smith under the ESOP, at October 30, 1998, October 31, 1997 and December 31, 1996, respectively.

II.     OPTION GRANTS TABLE

        Set forth below is a chart showing the option grants made to the Named Executive Officers during 1998. No stock appreciation rights ("SARs") have been granted.

                                  OPTION GRANTS IN LAST FISCAL YEAR
                                  ---------------------------------

                                                                                              POTENTIAL REALIZABLE VALUE
                                                                                               AT ASSUMED ANNUAL RATES
                                                                                             OF STOCK PRICE APPRECIATION
                                              INDIVIDUAL GRANTS                                  FOR OPTION TERM (1)
                     -------------------------------------------------------------------     ---------------------------
                                          PERCENT
                       NUMBER OF          OF TOTAL
                       SECURITIES         OPTIONS
                       UNDERLYING        GRANTED TO
                         OPTIONS        EMPLOYEES IN    EXERCISE OR BASE
NAME                 GRANTED (#)(2)   FISCAL YEAR (3)     PRICE ($/SH)    EXPIRATION DATE       5% ($)         10% ($)
----                 --------------   ---------------   ----------------  ---------------       ------         -------

Gerald T. Mulligan       11,250            16.17%            $34.63          12/31/2008      $244,972.00     $620,811.00

John R. Heerwagen         5,625             8.08%            $34.63          12/31/2008      $122,486.00     $310,405.00

Michael J. Ecker          5,625             8.08%            $34.63          12/31/2008      $122,486.00     $310.405.00

Joseph F. Casey           5,625             8.08%            $34.63          12/31/2008      $122,486.00     $310,405.00

Raymond P. Smith          5,625             8.08%            $34.63          12/31/2008      $122,486.00     $310,405.00

(1) The amounts shown as potential realizable values are based on arbitrarily assumed annualized rates of appreciation of five percent and ten percent of the Common Stock over the full ten year term of the options, as required by applicable Securities and Exchange Commission regulations. No gain for the optionee is possible without an increase in the price of the Common Stock which will benefit all shareholders proportionately. Actual gains, if any, on options exercised are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

(2) The options are granted pursuant to the Andover Bancorp, Inc. Stock Incentive Plan and are immediately exercisable.

(3) Percentages are based on a total of 69,575 shares of Common Stock underlying all options granted to Directors and employees of the Company during 1998.

III.    OPTION EXERCISES AND YEAR-END TABLE

        Set forth below is a chart showing the aggregated exercised and unexercised options held by the Named Executive Officers during 1998.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUE AT DECEMBER 31, 1998
               -------------------------------------------------------------------------------------

                                                                NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED          IN-THE-MONEY
                                                                     OPTIONS AT                 OPTIONS AT
                                                               DECEMBER 31, 1998 (#)      DECEMBER 31, 1998 ($)
                                                               ----------------------     ---------------------
                           SHARES ACQUIRED        VALUE             EXERCISABLE/               EXERCISABLE/
NAME                       ON EXERCISE (#)   REALIZED ($)(1)       UNEXERCISABLE            UNEXERCISABLE (2)
----                       ---------------   ---------------   ----------------------     ---------------------

Gerald T. Mulligan         12,730            $290,804              187,018/16,500          $3,553,058/$330,561

John R. Heerwagen           2,075            $ 39,822               48,161/---             $  831,549/---

Michael J. Ecker            5,000            $137,333               43,664/---             $  710,354/---

Joseph F. Casey             9,815            $165,722               37,140/---             $  580,539/---

Raymond P. Smith            9,375            $138,406               15,000/---             $   79,108/---

(1) Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option.

(2) Value of unexercised, in-the-money options at December 31, 1998, is the difference between its exercise price and the fair market value of the underlying stock on December 31, 1998, which was $34.63 per share. These values have not been, and may never be, realized. The underlying options have not been, and may not be, exercised; and actual gains, if any, on exercise will depend on the value of Common Stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not fully vested.

IV.     PENSION PLAN

        The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions (in effect on December 31, 1998) available for various levels of compensation and years of service.

                                    PENSION PLAN TABLE
                                    ------------------

                                                                                                     25 YEARS
REMUNERATION (1) (2)                          15 YEARS                   20 YEARS                    AND AFTER
--------------------                          --------                   --------                    ---------

$120,000...................................... 30,498                     40,665                      50,831
 140,000...................................... 36,048                     48,065                      60,081
 160,000...................................... 41,598                     55,465                      69,331

(1) To determine the annual amount to be received by an individual under the pension plan, the three yearly amounts of total taxable compensation for the highest three consecutive years are averaged.

(2) Federal law does not permit defined benefit pension plans to recognize compensation in excess of $160,000 for plan years beginning in 1997.

         The figures in this table are calculated on the basis of a straight-life annuity and are based on the assumption that Andover Bank's Retirement Plan (the "Plan") continues in its present form. The benefits are not subject to any deduction for Social Security or other offset amounts. It is currently anticipated that the Plan will be terminated in 1999.

         Gerald T. Mulligan, President and Chief Executive Officer of Andover and Andover Bank, will have an estimated 20 years of service under the Plan at normal retirement date. Senior Vice Presidents of Andover and Andover Bank, John
R. Heerwagen and Michael J. Ecker will both have an estimated 25 years of service under the Plan at normal retirement date. Joseph F. Casey, Chief Financial Officer, and Treasurer of Andover and Andover Bank will have an estimated 40 years of service under the Plan at normal retirement date. Raymond
P. Smith, Senior Vice President of Andover and Andover Bank, will have an estimated 19 years of service, under the Plan at normal retirement date.

V.       TERMINATION AGREEMENTS AND EMPLOYMENT AGREEMENT

         Andover and Andover Bank have entered into special termination agreements with Gerald T. Mulligan and each of the other Named Executive Officers, John R. Heerwagen, Michael J. Ecker, Joseph F. Casey and Raymond P. Smith. Each of these special termination agreements provides generally that if there is a change of control or merger of equals of Andover and if, at any time during the two-year period following the transaction, the employment of the officer is terminated for any reason (other than death or for cause, under certain circumstances), then the officer would be entitled to receive a lump-sum payment in an amount equal to approximately three times his average annual compensation over the five previous years of his employment with Andover or Andover Bank (or such shorter period in which the officer was employed). For the purpose of these special termination agreements, a change of control or merger of equals will generally be deemed to have occurred (i) upon the acquisition by a person or group of persons of beneficial ownership of 25% or more of the Common Stock of Andover, (ii) upon a majority of the Board of Directors of Andover no longer being comprised of incumbent directors for any reason, including a tender offer, proxy contest, merger or similar transaction, or (iii) as a result of certain business combinations, liquidations, or sale or other transactions as described in the agreements. In the case of Mr. Mulligan, in the event that he is entitled to receive benefits under both his special termination agreement and his employment agreement (described in the following paragraph), he would be required to elect benefits under one of the agreements only.

        Andover and Andover Bank have also entered into an employment agreement with Gerald T. Mulligan. The employment agreement provides that Mr. Mulligan's employment will continue for successive one-year periods from its May 16 anniversary date unless he is given at least six months' prior notice of its non-renewal. Under the employment agreement, if Mr. Mulligan's employment is terminated without cause (as defined in the agreement), Andover and Andover Bank will remain obligated to continue to provide to Mr. Mulligan the compensation and benefits specified in the agreement until its expiration date; if Mr. Mulligan's employment is terminated for cause, Andover and Andover Bank will not incur any continuing obligation to him under the Agreement.

VI.      SHARE INVESTMENT PERFORMANCE

         The Securities and Exchange Commission requires Andover to present a chart comparing the cumulative total shareholder return on its Common Stock with the cumulative total return of (i) a broad based equity market index, and (ii) a published industry index or peer group. The following graph shows changes over the past five-year period in the value of $100 invested in: (a) Andover's Common Stock; (b) an industry peer group of seventeen regional thrifts as provided by Advest, Inc.; and (c) the Standard and Poor's 500 Index.

         The Standard and Poor's 500 Index reflects the total return of a group of stocks in a cross-section of industries. All of these stocks have substantially larger market capitalizations than Andover. The Peer Group Index includes seventeen thrift institutions located in New England selected by Advest, Inc. Some of these institutions have larger market capitalizations than Andover and some have smaller market capitalizations.

         Information about the indices has been obtained from sources believed to be reliable, but neither the accuracy nor the completeness of such information is guaranteed by Andover. The year-end values of each investment are based on share price appreciation plus the reinvestment of dividends paid.

                       FIVE YEAR CUMULATIVE TOTAL RETURN
                       Value of $100 invested on 12/31/92
                                [GRAPH OMITTED]

--------------------------------------------------------------------------------------------------------------
                                       1993        1994         1995         1996        1997         1998
--------------------------------------------------------------------------------------------------------------
S&P 500                                $100.00     $101.36      $139.31      $171.21     $228.26      $293.36
Index
--------------------------------------------------------------------------------------------------------------
Industry Peer Group                    $100.00     $100.83      $149.47      $188.22     $332.01      $276.30
Index
--------------------------------------------------------------------------------------------------------------
Andover Bancorp, Inc.                  $100.00     $ 93.35      $141.49      $210.77     $337.96      $371.06
--------------------------------------------------------------------------------------------------------------


         *The peer group consists of Abington Bancorp, Alliance Bancorp of New England, Inc., American Bank of Connecticut, Andover Bancorp, Inc., Bancorp Connecticut, Inc., BostonFed Bancorp, Inc., Central Bancorp, Inc., First Essex Bancorp, Inc., First Federal Savings and Loan of East Hartford, Hingham Institution for Savings, Lawrence Savings Bank, MASSBANK Corp., Mechanics Savings Bank, Medford Bancorp, Inc., MetroWest Bank, Peoples Heritage Financial Group, Inc., and Warren Bancorp, Inc.

                        REPORT ON EXECUTIVE COMPENSATION

         Set forth below is a report that reflects the work of the Compensation and Option Committee, which is composed of Thomas F. Caffrey, Paul J. Donahue, Robert J. Scribner and Cornelius J. McCarthy (Chairman), all of whom are independent Directors. None of these non-employee Directors has any interlocking or other relationships with Andover that would call into question his independence as a committee member.

EXECUTIVE COMPENSATION PHILOSOPHY

         The Compensation and Option Committee's philosophy of executive compensation is (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and Andover's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business initiatives and reward them for their achievement; (iii) to provide compensation opportunities and benefits which are comparable to those offered by other financial institutions, thus allowing Andover and Andover Bank to compete for and retain talented executives who are critical to Andover's long-term success; and (iv) to align the interests of key executives with the interests of shareholders in the enhancement of shareholder value through stock and stock option awards that can result in the ownership of Common Stock.

         At present, compensation of Andover's Chief Executive Officer and other executive officers is composed of the following elements: annual base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option awards under Andover's Stock Incentive Plan. The Company provides executive officers with health, retirement and other benefits under plans that are generally available to Andover's employees.

         Each year the Compensation and Option Committee reviews the performance of the Chief Executive Officer and each other executive officer in light of the individual's and Andover's overall performance and any change in the responsibilities assumed by the executive officer. The specific measures of corporate performance that were evaluated by the Compensation and Option Committee in making compensation awards for fiscal 1998 were Andover Bank's overall profitability, the performance of Andover Bank's core banking business and Andover's share price performance.

ANNUAL SALARIES

         The annual base salaries for executives are intended to be competitive with other financial institutions in the Northeast. The Compensation and Option Committee reviews management's recommendations regarding annual salary, annual bonuses, and other benefits and incentives as part of its overall planning and submits its recommendations to the Andover Board. With respect to salaries and awards for executive officers, the Compensation and Option Committee also consults with the Chief Executive Officer.

INCENTIVE PROGRAM

         Andover's incentive compensation programs combine short-term incentives in the form of cash bonuses and stock-based long-term incentives in the form of awards of stock options and stock allocations. Annual bonuses are intended to recognize and reward individual contributions. Stock options align the interests of executives and shareholders by providing value to the executive when the Andover Common Stock price increases. Thus, stock option grants provide an incentive for the executive to manage Andover from the perspective of an owner with an equity stake in the

Company. The stock option awards made in 1998 through the Stock Incentive Plan reflect Andover's commitment to this principle. Stock options are intended to reward officers for long-term appreciation in the value of Andover's Common Stock. Individual stock option awards are designed to be competitive with other financial institutions in the Northeast, but are also based upon the recipient's individual performance.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         Gerald T. Mulligan's compensation for fiscal year 1998 consisted of his annual base salary, a cash bonus and an award of stock options. Mr. Mulligan's compensation was based upon Andover Bank's overall profitability, the performance of Andover Bank's core banking business and Andover's share price performance. Andover Bank returned to profitability in 1992 and continued that trend with improved earnings through 1998. By focusing on strengthening Andover Bank's core banking business, Mr. Mulligan was instrumental in this return to consistent profitability and the record earnings achieved in 1998.

Compensation and Option Committee:          Thomas F. Caffrey
                                            Paul J. Donahue
                                            Robert J. Scribner
                                            Cornelius J. McCarthy, Chairman

                              CERTAIN TRANSACTIONS

         Certain of Andover's Directors and officers are at present, as in the past, customers of Andover Bank and from time to time have entered into transactions with Andover Bank in the ordinary course of business. In addition, certain of Andover's Directors are at present, as in the past, also directors, officers or shareholders of corporations or members of partnerships which are customers of Andover Bank and which have transactions with Andover Bank in the ordinary course of business. Such transactions with Directors and officers of Andover and with such corporations and partnerships are on such terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than normal risk of collectibility or present other features unfavorable to Andover Bank.

         During 1994, Andover Bank entered into an agreement with C.J. McCarthy Insurance Agency, Inc. for the purpose of providing personal insurance coverage, at the employee's option, to Andover Bank's employees through a payroll deduction program. Cornelius J. McCarthy, owner of C.J. McCarthy Insurance Agency, Inc., is a Director of Andover and Andover Bank. In addition, C.J. McCarthy Insurance Agency, Inc. provides Andover Bank with most of its commercial insurance coverage, which management believes is on substantially the same terms as comparable coverage with unaffiliated persons. The amounts paid by Andover to C.J. McCarthy Insurance Agency, Inc. in connection which such commercial insurance coverage totalled $125,000 in fiscal year 1998.

         Irving E. Rogers, III, Director of Andover Bank, is the General Manager and Publisher of the Eagle-Tribune, Publisher of the Andover Townsman, and Publisher of the Derry N.H. News, all of which are local newspapers. Andover Bank, in the normal course of business, advertises in local newspapers, including the Eagle-Tribune, the Andover Townsman, and the Derry N.H. News. The amounts paid by Andover to the Andover Townsman, Eagle-Tribune, and the Derry N.H. News totalled $120,525 in fiscal year 1998.

                                   PROPOSAL 2
                      RATIFICATION OF INDEPENDENT AUDITORS

         The firm of KPMG Peat Marwick LLP has been selected by the Board of Directors to be the Company's independent auditors for the 1999 fiscal year. The firm of KPMG Peat Marwick LLP, independent auditors, has audited the accounts of the Company for several years, and has wide experience in bank accounting and auditing. Neither the firm nor any of its partners has any direct or indirect financial interest in, (other than as independent auditors), the Company or any of the Company's subsidiaries.

         Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting. These representatives will be afforded the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Company for the 1999 fiscal year. Should the selection of KPMG Peat Marwick LLP as independent auditors of the Company not be ratified by the shareholders, the Board will reconsider the matter.

         THE BOARD RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1999 FISCAL YEAR.

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

         The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of February 15, 1999 by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Company's Directors and Nominees, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and Directors as a group.

                                                                      SHARES
                                                                   BENEFICIALLY             PERCENT OF
DIRECTORS, NAMED EXECUTIVE OFFICERS AND 5% SHAREHOLDERS              OWNED (1)               CLASS (2)
-------------------------------------------------------            ------------            ------------

Banc Funds........................................................ 271,000   (3)               4.15%
Thomas F. Caffrey.................................................  11,517   (4)                 *
Clifford E. Elias.................................................  40,450   (5)                 *
Naomi A. Gardner..................................................  10,626   (6)                 *
Cornelius J. McCarthy.............................................  11,275   (7)                 *
Robert J. Scribner................................................  21,500   (8)                 *
Fred P. Shaheen...................................................  27,590   (9)                 *
Gerald T. Mulligan................................................ 279,216  (10)               4.28%
John R. Heerwagen.................................................  62,353  (11)                 *
Michael J. Ecker..................................................  62,587  (12)                 *
Joseph F. Casey...................................................  45,274  (13)                 *
Raymond P. Smith..................................................  16,320  (14)                 *

All Nominees, continuing Directors,
Named Executive Officers and executive
officers of Andover and Andover Bank
as a group (18 persons)........................................... 753,127  (15)              11.55%
=======================================================================================================
*Less than 1%

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting power or investment power with respect to such shares, or has the right to acquire beneficial ownership of such shares at any time within 60 days of February 15, 1999.

(2)      Computed on the basis of 6,523,212 of outstanding shares.

(3) The address of Banc Funds is 208 South LaSalle Street, Suite 200, Chicago, Illinois 60604. The Company has relied upon information set forth in the Schedule 13D filed July 11, 1996 with the Securities and Exchange Commission. The Company believes this does not reflect shares issued pursuant to the one for five stock split declared on October 17, 1996, nor the one for four stock split declared on April 23, 1998.

(4) Includes 4,112 shares owned by certain of Mr. Caffrey's family members, as to which Mr. Caffrey disclaims beneficial ownership, and 101 shares owned by a professional corporation. Also includes 2,750 shares which Mr. Caffrey has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan.

(5) Includes 15,000 shares beneficially owned by a trust of which Mr. Elias is a trustee and shares voting and investment power and 7,508 shares owned by his wife, as to which Mr. Elias disclaims beneficial ownership. Also includes 1,250 shares which Mr. Elias has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan.

(6) Includes 6,227 shares owned by certain of Mrs. Gardner's family members as to which Mrs. Gardner disclaims beneficial ownership. Also includes 2,750 shares which Mrs. Gardner has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan.

(7) Includes 35 shares beneficially owned by C.J. McCarthy Insurance Agency, Inc., of which Mr. McCarthy is president and sole stockholder, and 8,299 shares owned by the retirement trust of C.J. McCarthy Insurance Agency, of which Mr. McCarthy is trustee and has sole voting and investment power. Also includes 2,750 shares which Mr. McCarthy has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan.

(8) Includes 2,750 shares which Mr. Scribner has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan.

(9) Includes 22,425 shares owned by Shaheen Brothers, Inc., of which Mr. Shaheen is Treasurer and 50% owner and shares voting and investment power with his partner. Also includes 2,750 shares which Mr. Shaheen has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan.

(10) Includes 187,018 shares which Mr. Mulligan has the right to acquire under options previously granted pursuant to Andover's Stock Incentive Plan and 21,696 owned by his wife. Also includes 4,952 shares allocated to Mr. Mulligan's account under the Andover Bank Employee Stock Ownership Plan ("ESOP") as to which he may direct the vote.

(11) Includes 46,161 shares which Mr. Heerwagen has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan. Also includes 3,477 shares allocated to Mr. Heerwagen's account under the ESOP as to which he may direct the vote.

(12) Includes 43,664 shares which Mr. Ecker has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan. Also includes 3,423 shares allocated to Mr. Ecker's account under the ESOP as to which he may direct the vote. Also includes 450 shares owned by one of Mr. Ecker`s family members.

(13) Includes 37,140 shares which Mr. Casey has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan. Also includes 4,019 shares allocated to Mr. Casey's account under the ESOP as to which he may direct the vote.

(14) Includes 15,000 shares which Mr. Smith has the right to acquire under options granted pursuant to Andover's Stock Incentive Plan. Also includes 870 shares allocated to Mr. Smith's account under the ESOP as to which he may direct the vote.

(15) Includes a total of 23,884 shares allocated to the accounts of Named Executive Officers and all other executive officers under the ESOP as to which he or she may direct the vote. Also includes a total of 445,908 shares which the Nominees, Continuing Directors, Named Executive Officers and all other executive officers have the right to acquire under options granted pursuant to Andover's Stock Incentive Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's Directors, executive officers and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

         Based solely on a review of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 1998, no person who was a Director, executive officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis any reports required by Section 16(a).

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of shareholders intended to be presented at Andover's 2000 Annual Meeting must be received in writing by Andover at its principal executive offices on or before November 22, 1999, for inclusion in Andover's proxy statement and form of proxy for that meeting.

         In addition, Andover's By-laws provide that any Director nominations and new matters submitted by shareholders must be filed with the Secretary of Andover at least 60 days, but not more than 150 days, prior to the date of the scheduled annual meeting, and that no other nominations or proposals by shareholders shall be acted upon at the meeting; provided, however that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

         Any such proposals should be mailed to: Secretary, Andover Bancorp, Inc., 61 Main Street, Andover, Massachusetts 01810.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no matters to be brought before the Annual Meeting other than those specifically listed in the Notice of Annual Meeting of Shareholders. However, if further business is properly presented, the persons named as proxies in the accompanying proxy will vote such proxy in their discretion.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DESIRE TO VOTE YOUR STOCK IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

Andover, Massachusetts
March 19, 1999

                                                                        0685PS99

   [0685 - ANDOVER BANCORP, INC.] [FILE:ABI26B.ELX] [VERSION - 5] [03/10/99]

AB126B                            DETACH HERE



                                     PROXY

                             ANDOVER BANCORP, INC.

                                 61 MAIN STREET

                          ANDOVER, MASSACHUSETTS 01810

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 1999

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Gerald T. Mulligan and Joseph F. Casey, and each of them, as Proxies of the undersigned, each with full power to appoint his substitute. The undersigned hereby authorizes each of the Proxies (each having full power to act without the other) to represent and to vote (as designated herein) all shares of Common Stock of Andover Bancorp, Inc. ("Andover") held of record by the undersigned at the close of business on March 8, 1999, at the Annual Meeting of Shareholders to be held at the Andover Town House, 20 Main Street, Andover, Massachusetts on April 29, 1999 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

     When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION TO ANDOVER'S BOARD OF DIRECTORS OF THE THREE NOMINEES SET FORTH ON THE REVERSE SIDE (PROPOSAL 1), (ii) FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS ANDOVER'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999 (PROPOSAL 2) AND (iii), IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES, AS TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A shareholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope. Except if voted by telephone or over the Internet, shares cannot be voted by the Proxies unless this Proxy Card is signed and returned.

-------------                                                      -------------
 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
     SIDE                                                               SIDE
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
ANDOVER BANCORP, INC.

     c/o EquiServe
     P.O. Box 8040
     Boston, MA 02266-8040

-----------------
Vote by Telephone
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683) or call collect on a touch-tone phone 1-201-536-8073.

--------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1.   READ THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER 1-877-PRX-VOTE (1-877-779-8683) OR CALL COLLECT ON A TOUCH-TONE PHONE 1-201-536-8073.

3.   ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR
     NAME.

4.   FOLLOW THE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT!

Call 1-877-PRX-VOTE to vote anytime prior to 3:00 p.m. on April 28, 1999.



----------------
Vote by Internet
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

--------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1.   READ THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AND PROXY CARD.

2.   GO TO THE WEBSITE HTTP://WWW.EPROXYVOTE.COM/ANDB

3. ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.   FOLLOW THE INSTRUCTIONS PROVIDED.
--------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT!

Go to HTTP://WWW.EPROXYVOTE.COM/ANDB to vote anytime prior to 3:00 p.m. on April 28, 1999.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


AB126A                             DETACH HERE

   [0685 - ANDOVER BANCORP, INC.] [FILE:ABI26A.ELX] [VERSION - 5] [03/10/99]

    Please mark
[X] votes as in
    this example.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF A NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND RELATED PROXY STATEMENT AND HEREBY REVOKE(S) ANY PROXY OR PROXIES HERETOFORE GIVEN. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

1. Proposal to elect the following individuals as Class III Directors to serve until the 2002 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.
     NOMINEES: (01) Clifford E. Elias, (02) Gerald T. Mulligan and (03) Fred P. Shaheen

                            [ ]   FOR   [ ] WITHHELD
                                  ALL       FROM ALL
                                NOMINEES    NOMINEES

          [ ]
              --------------------------------------
              For all nominees except as noted above


                                                    FOR   AGAINST ABSTAIN

2.   Proposal to ratify the appointment of          [ ]     [ ]     [ ]
     KPMG Peat Marwick LLP as Andover's
     independent auditors for the current
     fiscal year ending December 31, 1999.

3. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [ ]

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized person, stating his or her title or authority.

Signature:                                            Date:
           ----------------------------------------         --------------------
Signature:                                            Date:
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